WEST COAST BANCORP
                              535 East First Street
                            Tustin, California 92780


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held August 25, 1998


TO THE SHAREHOLDERS OF WEST COAST BANCORP:

         NOTICE IS HEREBY GIVEN that, pursuant to its Bylaws and the call of its Board of Directors, the Annual Meeting of Shareholders (the "Meeting") of West Coast Bancorp, a California corporation (the "Company"), will be held on Tuesday, August 25, 1998, at 5:30 p.m. at the offices of Sunwest Bank, 535 East First Street, Tustin, California 92780, for the following purposes all as set forth in the attached Proxy Statement:

      1. Election of Directors. To elect five persons to the Board of Directors to serve until the 1999 Annual Meeting of Shareholders and until their successors have been elected and qualified. The following five persons are the Board of Directors' nominees:

                   Eric D. Hovde                    James G. LeSieur, III
                   Thomas A. Jones, C.P.A.          Ronald R. White
                   John B. Joseph

      2. Other Business. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.

Only those shareholders of record at the close of business on July 10, 1998 shall be entitled to notice of, and to vote in person or by Proxy at, the Meeting. As set forth in the enclosed Proxy Statement, the Proxy is solicited by the Board of Directors of the Company. It is expected that this Notice of Proxy and accompanying Proxy Statement will be mailed to shareholders on or about July 31, 1998.


                                          By Order of the Board of Directors



                                          Frank E. Smith, Secretary


July 31, 1998

IT IS IMPORTANT THAT ALL SHAREHOLDERS VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON. IN ORDER TO FACILITATE THE PROVIDING OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                               WEST COAST BANCORP
                              535 East First Street
                            Tustin, California 92780
                                 (714) 730-4499


                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 August 25, 1998


                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the Annual Meeting of Shareholders (the "Meeting") by the Board of Directors of West Coast Bancorp, a California corporation (the "Company") to be held on Tuesday, August 25, 1998, at 5:30 p.m. at the offices of Sunwest Bank, 535 East First Street, Tustin, California 92780, and at any and all adjournments thereof. Thomas A. Jones and James G. LeSieur, III, the designated proxy holders, are members of the Company's Board of Directors. It is expected that this Proxy Statement and the accompanying Notice of Proxy will be mailed to shareholders on or about July 31, 1998. Only shareholders of record on July 10, 1998 are entitled to vote in person or by proxy at the meeting or any adjournment thereof.

Matters to be Considered
The matters to be considered and voted upon at the Meeting will be:

      1. Election of Directors. To elect five persons to the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified.

      2. Other Business. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.

Cost of Solicitation of Proxies
         The Company will bear the costs of this solicitation, including the expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in this solicitation of Proxies. It is contemplated that Proxies will be solicited principally through the mails, but directors, officers and regular employees of the Company may solicit Proxies personally or by telephone. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses in connection with forwarding these Proxy materials to their principals. In addition, ChaseMellon Shareholder Services, the Company's stock transfer agent, will assist in the solicitation of Proxies. They will be reimbursed $2,500 plus reasonable out-of-pocket expenses incurred in connection with the solicitation.

Outstanding Securities, Voting Rights and Revocability of Proxies
         There were issued and outstanding 9,258,942 shares of the Company's common stock, no par value per share ("common stock"), on July 10, 1998, which has been set as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the Meeting.
         Each holder of common stock will be entitled to one vote, in person or by Proxy, for each share of common stock outstanding in his or her name on the books of the Company as of the record date for the Meeting on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares are entitled to be voted cumulatively if a shareholder present at the Meeting has given notice at the Meeting prior to the voting of his or her intention to vote his or her shares cumulatively. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Cumulative voting entitles a shareholder to give one nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she sees fit.
         In the election of directors, if a quorum is present, the five candidates receiving the highest number of votes are elected. Abstentions and broker non-votes are not counted as being voted, however, such votes are counted for determining a quorum. Discretionary authority to cumulate votes is hereby solicited by the Board of Directors, and return of an executed Proxy shall be the grant of such authority.

         If you hold your common stock in "street name" and you fail to instruct your broker or nominee as to how to vote such shares of common stock, your broker or nominee may, in its discretion, vote your shares "For" the election of the nominees for directors set forth herein.
         A Proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. It may also be revoked by attendance at the Meeting and election to vote thereat. Subject to such revocation, all shares represented by a properly executed Proxy received prior to or at the time of the Meeting will be voted by Proxy Holders in accordance with the instructions on the Proxy. If no instruction is specified in respect to a matter to be acted upon, the shares represented by the Proxy will be voted "For" the election of the nominees for directors set forth herein. It is not anticipated that any matters will be presented at the Meeting other than as set forth in the accompanying Notice of Meeting. If, however, any other matters are properly presented at the Meeting, the Proxy will be voted in accordance with the best judgment and in the discretion of the Proxy Holders.

                        DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors
         The Bylaws of the Company provide that the Company shall have not less than five nor more than nine directors, unless changed by a bylaw amending
Section 3.3(a) of Article 3 of the Company's Bylaws, duly adopted by the vote or written consent of the Company's shareholders. The Bylaws further provide that the exact number of directors shall be fixed from time to time, within the foregoing range, by a bylaw or amendment thereof or a resolution duly adopted by the Board of Directors or by the shareholders. The number of directors is currently fixed at five.
         The individuals named below, all of whom are present members of the Board of Directors of the Company, will be nominated for election to serve until the next Annual Meeting of Shareholders and until their successors have been elected and qualified. Votes will be cast pursuant to the enclosed Proxy in such a way as to effect the election of said nominees, or as many thereof as possible, under applicable voting rules. In the event that any of the nominees should be unable or unwilling to accept nomination for election as a director, it is intended that the Proxy Holders will vote for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve if elected to office.
         None of the directors or executive officers were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company acting within their capacity as such. There are no family relationships among directors or executive officers of the Company as of the date hereof.
         The following table sets forth certain information, as of June 30, 1998, with respect to those individuals who are to be nominated by the Board of Directors for election as directors.

                                       Year First
                                       Elected or
                                      Appointed as
   Name of Director           Age       Director      Position with the Company
   ----------------           ---     ------------    --------------------------
   Eric D. Hovde              34          1997          Chairman of the Board,
                                                           President and CEO

   Ronald R. White            52          1981       Vice Chairman of the Board
                                                    and Executive Vice President

   Thomas A. Jones, C.P.A.    59          1990                 Director

   John B. Joseph             59          1981                 Director

   James G. LeSieur, III      56          1998                 Director

         Eric D. Hovde is currently the Chairman of the Board, President and Chief Executive Officer of the Company. Mr. Hovde also is a director of Sunwest Bank. Mr. Hovde has served as President of Hovde Financial, Inc. since 1993. Mr. Hovde also serves as President of Hovde Capital, Inc., Hovde Securities, Inc. and Hancock Park Acquisitions, L.L.C., and is Managing Member of Hovde Capital, L.L.C., Hovde Acquisition, L.L.C., and Western Acquisitions, L.L.C.
         Ronald R. White is currently Executive Vice President and Vice Chairman of the Board of Directors of the Company. Mr. White has served as President, of Glacial Garden, Inc. since 1992, Enticon Enterprises since 1975, and Centennial Corporation since 1977. Mr. White has served in the following capacities during the past five years:

Chairman of the Board of Directors, President and Chief Executive Officer of The Centennial Group, Inc., a Delaware corporation ("CGI"), from 1987 to December 1995; general partner of various limited partnerships engaged in real estate development and lending activities. Until December 1995, Mr. White held various positions in the subsidiaries of CGI. Mr. White is a director of Sunwest Bank and WCV, Inc. Mr. White presently holds and has held, over the past five years, various positions in the subsidiaries of the Company.
         Thomas A. Jones, C.P.A., is a professor of accounting and business at DeVry Institute of Technology. Mr. Jones was the President of R&G Sloane, a manufacturer of plastic piping products, from 1988 to 1990 when R&G Sloane was acquired. Mr. Jones also serves as a director of Sunwest Bank.
         John B. Joseph was the Chairman of the Board, President and Chief Executive Officer of the Company until June 1998. He had served as Chairman of the Board of Directors of the Company from its inception in 1981 and Chief Executive Officer since April 1991. Mr. Joseph also serves, or has served, in the following capacities during the past five years: President of the Company from 1993 to June 1998; Vice President and a director of Centennial Corporation since 1983; President of Pacific Western Aggregate Corporation since 1997; President of Pacific Western Equipment L.L.C. since 1997; Vice Chairman of the Board of Directors of CGI from 1987 to December 1995; general partner of various limited partnerships engaged in real estate development and lending activities. Until July 1993, Mr. Joseph held various positions in CGI and its subsidiaries. Mr. Joseph presently holds and has held, over the past five years, various positions in the subsidiaries of the Company. Mr. Joseph is a director of the Company's subsidiaries, Sunwest Bank and WCV, Inc.
         James G. LeSieur, III serves as President and Chief Executive Officer of Sunwest Bank. Mr. LeSieur joined Sunwest Bank in 1975 as Vice President and Cashier, was promoted to Senior Vice President and Controller, and later promoted to Executive Vice President and Chief Financial Officer. In 1991 Mr. LeSieur assumed the position of President. Mr. LeSieur is a director of Sunwest Bank.
         For information concerning executive officers of the Company see "FORM 10-KSB - ITEM 4.A - Executive Officers of the Registrant."


The Board of Directors and Committees
         The Board of Directors of the Company presently has one committee, an Audit Committee. The Company does not have a standing Nominating Committee.
         The Audit Committee, which held three meetings in 1997, is currently comprised of Mr. Jones. The purpose of the Audit Committee, among other things, is to oversee the Company's internal controls and financial information reporting and to review the results of the independent audit.
         During 1997, the Board of Directors of the Company held nine meetings. Each of the individuals who is a nominee and was a director of the Company during 1997 attended at least 75% of the aggregate of (1) the total number of Board meetings held during his term of service and (2) the total number of meetings held by all committees of the Board on which he served during such year except Ronald R. White who attended 67% of the Board of Directors meetings.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.
         Based solely on the review of the copies of such forms furnished to the Company, or a written representation that no Form 5 was required, the Company believes that, during the fiscal year ended December 31, 1997, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% shareholders were complied with with the exception of Mr. Hovde who failed to timely file a Form 3.

                             EXECUTIVE COMPENSATION


         SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table sets forth certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each of the other executive officers of the Company (determined as of the end of the last fiscal year) (the "Named Executives") for each of the fiscal years ended December 31, 1997, 1996 and 1995:

       SUMMARY COMPENSATION TABLE

                                             Annual Compensation
                                            ---------------------
Name and                                                               All Other
Principal Position                Year   Salary($)  Bonus($)  Other($)   ($)(a)
--------------------------------------------------------------------------------

JOHN B. JOSEPH (b)                1997    93,000         --     9,000    1,200
President and CEO, Company        1996   158,000         --    15,000       --
                                  1995   157,000    115,000     9,000       --

JAMES G. LESIEUR, III (c)         1997   140,000     48,000    30,000    5,000
President and CEO, Sunwest Bank   1996   140,000     15,000    29,000    5,000
                                  1995   140,000         --    23,000    5,000

FRANK E. SMITH                    1997   125,000     22,000        --    4,000
Senior Vice President, CFO and    1996   125,000     14,000        --    4,000
Secretary, Company and
Sunwest Bank                      1995   125,000         --        --    4,000

       (a) Includes amounts contributed by the Company and its subsidiaries to the West Coast Bancorp 401(k) Profit Sharing Plan and allocated to the Named Executive's vested or unvested account under such plan.
       (b) Effective June 1998, Mr. Joseph resigned as president and CEO of the Company. Mr. Joseph's other annual compensation includes director's fees of $3,000, $9,000 and $9,000 paid by the Company and director's fees of $6,000, $6,000, and $0 paid by Sunwest Bank in 1997, 1996 and 1995, respectively. During 1995, the Company accrued bonuses for Mr. Joseph of $70,000 from the sale of Sacramento First National Bank and $45,000 from Sunwest Bank achieving a 6.5% leverage ratio. Accrued but unpaid salaries totaled $514,000 at December 31, 1997.
       (c) Mr. LeSieur's other annual compensation represents director's fees of $6,000 and $6,000 paid by Sunwest Bank in 1997 and 1996, respectively; reimbursement of the employee portion of FICA of $7,000 in 1997 and $6,000 in 1996 and 1995; and an auto allowance  of  $18,000  in 1997 and  $17,000  in 1996 and  1995,
                respectively.


         STOCK OPTION GRANTS

No stock options were granted to the Named Executives during 1997.

         AGGREGATED OPTION EXERCISES AND HOLDINGS

         The following table provides information with respect to the Named Executives concerning the exercise of options during the fiscal year ended December 31, 1997 and unexercised options held by the Named Executives as of December 31, 1997:

               AGGREGATED OPTION(A) EXERCISES IN FISCAL YEAR 1997
                          AND FY-END OPTION VALUES (a)



         Shares Acquired        Number of Unexercised     Value of Unexercised
                on      Value        Options at           In-the-Money Options
             Exercise Realized      12/31/97 (#)           at 12/31/97 ($)(b)
Name            (#)     ($)  Exercisable Unexercisable Exercisable Unexercisable
--------------------------------------------------------------------------------
John B. Joseph    -      -       65,000        -          5,000         N/A
James G. LeSieur  -      -       25,000        -          2,000         N/A
Frank E. Smith    -      -       45,000        -          4,000         N/A


     (a) The Company has no plans pursuant to which stock appreciation rights may be granted.

     (b) Value of unexercised "in-the-money" options is the difference between the average reported sales price of the common stock on December 31, 1997 of $1.235 per share and the exercise price of the option, multiplied by the number of shares subject to the option.

         COMPENSATION OF DIRECTORS

         During 1997, each non-employee and employee director received $250 for each meeting of the Board of Directors attended. Effective January 1, 1998, directors were paid a retainer of $6,000 per year. The retainer was paid monthly on a pro rata basis. The payment was reduced by $250 for each scheduled meeting not attended. Effective May 23, 1998, the retainer was eliminated and fees are now limited to $50 per meeting attended. Employee and non-employee directors are eligible to participate in the Company's 1988 Stock Option Plan subject to certain specific limitations. No stock options were granted in 1997.

         EMPLOYMENT CONTRACTS

         Mr. LeSieur entered into a one year employment agreement in effect until January 31, 1999 with Sunwest Bank. The agreement may be renewed annually each year for a one year term. Compensation under the agreement includes: a base salary of $170,000, participation in the Sunwest Bank employee incentive program and a special bonus. The special bonus is contingent on a Sunwest Bank merger, or 80% or more of its shares being sold, or substantially all of its assets being sold or transferred. The special bonus is based on a percentage pay out of the difference between the purchase price and $9.5 million plus any additional capital contributions into Sunwest Bank. The percentage pay out ranges from 2% to 5% and increases as the purchase price increases. The maximum special bonus payable is $300,000. The agreement provides for a severance payment of twelve months salary in the event that Mr. LeSieur is terminated without cause.
         Mr. Smith entered into a one year employment agreement in effect until January 31, 1999 with Sunwest Bank. His agreement is similar to that of Mr. LeSieur's except the base salary is $125,000, the special bonus percentage pay out ranges from 1% to 2.5% and the maximum special bonus payable is $150,000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

               The following sets forth, as of June 30, 1998, the common stock ownership of each director and executive officer of the Company individually, all directors and executive officers as a group, and each person known by the Company to be the beneficial owner of more than 5% of the Company's common stock.

                                                 Shares                  Percent
                                                  That          Total      of
                                                 May Be      Beneficial   Class
Name of Beneficial Owner     Address           Acquired(a)  Ownership(b)   (c)
--------------------------------------------------------------------------------

DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------
Eric D. Hovde        1826 Jefferson Place, N           -      796,000(d)   8.6%
                      Washington, DC 20036

Thomas A. Jones      535 East First Street        30,000       44,300      *
                        Tustin, CA 92780

John B. Joseph           Same as above            65,000      958,690     10.3%

James G. LeSieur, III    Same as above            25,000       72,000      *

Frank E. Smith           Same as above            45,000       89,000      *

Ronald R. White          Same as above            65,000       65,000      *

All Directors and Executive Officers
 (6 individuals)                                 230,000    2,024,990     21.3%


OTHER GREATER THAN 5% SHAREHOLDERS
----------------------------------
Gerauld L. Hopkins    6900 Main Street, Suite 153      -      575,000      6.2%
                        Downers Grove, IL 60516

Western Acquisition  1110 Lake Cook Road, Suite 165    -      735,500      7.9%
Partners L.P.           Buffalo Grove, IL 60089

Western Acquisitions 1110 Lake Cook Road, Suite 165    -      735,500(d)   7.9%
L.L.C.(d)               Buffalo Grove, IL 60089

* Less than 1%

      (a) Shares that may be acquired within 60 days of June 30, 1998 pursuant to the exercise of stock options.
      (b) Except as otherwise noted below, each person has sole voting and investment power with respect to the shares listed.
      (c) The percentage ownership interest of each individual or group is based upon the total number of shares of the Company's common stock outstanding plus the shares which the respective individual or group has the right to acquire within 60 days after June 30, 1998 through the exercise of stock options.
      (d) Includes 735,500 shares owned by Western Acquisition Partners L.P. as to which Western Acquisitions, L.L.C., the corporate general partner of Western Acquisition Partners, L.P. and Eric D. Hovde, the Managing Member of Western Acquisitions, L.L.C., share voting power. Mr. Hovde disclaims beneficial ownership of the 735,500 shares.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
         Some of the directors and officers of the Company and its subsidiaries and the entities with which they are associated are customers of, and have had banking transactions with, the Company's banking subsidiary Sunwest Bank, in the ordinary course of Sunwest Bank's business during 1997 and may have banking transactions with such persons in the future. All banking transactions were made in compliance with applicable laws and on substantially the same terms, including interest rates, as those prevailing for comparable transactions with other persons and, in the opinion of the Boards of Directors of the Company and Sunwest Bank, did not present any other unfavorable features. Loans made did not involve more than the normal risk of collectability.
         In January 1998, the Company executed a note and security agreement with a corporation owned by its President and Chairman, John B. Joseph. The note is in the amount of $514,000 representing unpaid fees for services. The note bears interest at 9%, payable monthly, with principal due January 29, 2001. The note is secured by five shares of Sunwest Bank stock. On June 9, 1998, the Company executed a note in the principal amount of $210,883 plus unpaid accrued interest of $239,161 with Eric D. Hovde. The note replaced an existing note, payable to an unrelated third party, that was purchased from the third party by Mr. Hovde at a discount. The principal portion of the note bears interest at Bank of America prime rate plus 2%. Principal payments of $12,000 are due quarterly with all remaining principal and accrued interest due on June 30, 1999.

                              INDEPENDENT AUDITORS
         The Board of Directors has not yet selected independent auditors for the fiscal year ending 1998 as the Board customarily does not select its independent auditors until later in the year. Prior to making its selection, the Board of Directors may solicit bids from several independent public accounting firms, including Arthur Andersen LLP, the Company's independent auditors for the year ended 1997. Representatives of Arthur Andersen LLP will be present at the Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from shareholders.

                            PROPOSALS OF SHAREHOLDERS
         Under certain circumstances shareholders are entitled to present proposals at shareholder meetings. Any such proposal to be included in the Proxy Statement for the Company's 1999 Annual Meeting of Shareholders must be submitted by a shareholder prior to April 2, 1999 in a form that complies with applicable regulations. In addition, in the event a shareholder proposal is not submitted to the Company prior to June 16, 1999, the proxy to be solicited by the Board of Directors for the 1999 Annual Meeting of Shareholders will confer authority on the holders of the proxy to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the 1999 Annual Meeting of Shareholders without any discussion of the proposal in the proxy statement for such meeting

                                  ANNUAL REPORT
         The Company's annual report for the year ended December 31, 1997 accompanies this Proxy Statement. The annual report contains consolidated financial statements of the Company and its subsidiaries and the report thereon of Arthur Andersen LLP, independent public accountants.

     UPON WRITTEN REQUEST OF ANY PERSON ENTITLED TO VOTE AT THE MEETING, ADDRESSED TO FRANK E. SMITH, SECRETARY, WEST COAST BANCORP, 535 EAST FIRST STREET, TUSTIN, CALIFORNIA 92780, THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR FISCAL 1997, INCLUDING THE FINANCIAL STATEMENTS, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934.

                                 OTHER BUSINESS
         The Board of Directors knows of no other business that will be presented for consideration at the Meeting other than that stated in the Notice of Meeting. If, however, other matters are properly brought before the Meeting, it is the intention of the individuals named in the accompanying form of Proxy to vote the shares represented thereby in accordance with their best judgment and in their discretion, and authority to do so is included in the Proxy.

                      WEST COAST BANCORP

                      By: /s/ Eric D. Hovde
                      ---------------------------------------------------
                      Eric D. Hovde, Chairman of the Board, President and Chief Executive Officer

DATED: July 31, 1998

                              (FRONT OF PROXY CARD)

REVOCABLE PROXY                                                  REVOCABLE PROXY

                         WEST COAST BANCORP - PROXY CARD

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     The undersigned shareholder(s) of West Coast Bancorp ("the Company") hereby nominates, constitutes and appoints Thomas A. Jones and James G. LeSieur, III. proxies, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held at the offices of Sunwest Bank, 535 East First Street, Tustin, California on Tuesday, August 25, 1998 at 5:30 p.m., and any adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally thereat, as follows:


       (Continued, and to be marked, dated and signed, on the other side)

                              (BACK OF PROXY CARD)


                                                           Please mark
                                                           your votes as
                                                           indicated in     X
                                                           this example

1. ELECTION OF DIRECTORS

   FOR all nominees          WITHHOLD
 listed below (except        AUTHORITY
   as marked to the          to vote for all
   contrary below).          nominees listed below.

      -----                     -----

     Eric D. Hovde           James G. LeSieur, III
    Thomas A. Jones          Ronald R. White
     John B. Joseph

Instructions: To withhold authority for any one or more nominees, write that nominee(s) name(s) in the space provided below).

--------------------------------------------

2. OTHER BUSINESS. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Meeting and any and all adjournment or adjournments thereof.

              FOR   AGAINST  ABSTAIN

              ---     ---      ---

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE, IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED BY THE PROXY HOLDERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS.

                                                   I plan to attend the Meeting.

                                                                       -----

The undersigned hereby ratifies and confirms all that said proxy holders, or either of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies hereof given by the undersigned to vote at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and Proxy Statement accompanying said notice.

Dated:
----------------------------------------------------------

----------------------------------------------------------
Number of Shares

----------------------------------------------------------
(Name of Shareholder, Printed)

----------------------------------------------------------
(Signature of Shareholder)

----------------------------------------------------------
(Name of Shareholder, Printed)

----------------------------------------------------------
(Signature of Shareholder)

(Please date this Proxy and sign your name as it appears on your stock certificate(s). Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.) THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES UNLESS AUTHORITY TO DO SO IS WITHHELD FOR ALL NOMINEES OR FOR ANY INDIVIDUAL NOMINEE. PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPE PROVIDED.